                                                                    EXHIBIT 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 24, 1996 included in Portland General Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.




                                        ARTHUR ANDERSON LLP



Portland, Oregon
October 9, 1996